Exhibit 10.1

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of June 15, 2007, by and among Pro Elite, Inc., a New Jersey corporation (the “Company”), Mark Burnett (“Holder”) and Santa Monica Capital Partners II, LLC, (“SMCP”) with reference to the following.

A. Pursuant to the binding agreement related to a reality show dated as of June 15, 2007 between the Company and JMBP, Inc. (“MBP”), the Company has issued to Burnett warrants to purchase shares of the Company’s Common Stock (the “Warrants”) pursuant to a Warrant Agreement of even date herewith (“Warrant Agreement”) and a Subscription Agreement.

B. SMCP is one of the founding shareholders of the Company.

C. The parties desire to enter into this Agreement providing for certain registration rights with respect to the shares of the Company’s Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), co-sale rights, restrictions on resale, and board observation rights.

The Company, the Holder and SMCP hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Warrant Agreement shall have the meanings given such terms in the Warrant Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Acquisition” means a transaction where the principal purpose thereof is the acquisition of assets or equity interests of a target company, but does not include transactions the principal purpose of which is the entering into of joint ventures, license agreements, service agreements or similar arrangements.

“Closing” means the closing of the transactions contemplated by the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Company’s Common Stock.

“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for, Common Stock, including options, warrants and convertible securities.

“Filing Date” means, with respect to the S-8 Registration Statement referred to in Section 2, the date when the Company is eligible to file an S-8 Registration Statement.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time, of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Ownership Percentage” means and includes the number of Registrable Shares held by Holder (assuming the exercise of all vested Warrants) divided by the aggregate of the total number of all other securities entitled to registration pursuant to any agreement with the Company and held by others participating in the underwriting (other than shares with Prior Registration Rights).

“Permitted Transferee” shall have the meaning set forth in the Subscription Agreement as of the date hereof between Holder and the Company.

“Person” means any individual, partnership, corporation, group, trust or other legal entity.

“Plan of Distribution” shall have the meaning set forth in Section 2.2.

“Prior Registration Rights” shall mean (i) any registration rights existing as of the date hereof, or (ii) any registration rights granted after the date hereof in connection with bona fide financing transactions or Acquisitions.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Proportionate Percentage” as to a party hereto means for the purposes of Section 7, the pro rata percentage of the number of Shares to which a Section 7 Offer relates which pro rata percentage shall be the percentage figure which expresses the ratio, on a Common Stock equivalent basis, between the number of Shares owned by a Section 7 Offeree (assuming exercise of all outstanding Derivative Securities which are then vested) and the aggregate number of Shares owned (assuming exercise of all outstanding Derivative Securities which are then vested) by all Section 7 Offerees at the date of determination.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as to this Agreement only, all of the Warrant Shares, together with any shares of the Company’s Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means to Securities Act of 1933, as amended.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

“Transfer” means any assignment, sale, disposition or any other like transfer of securities.

2. Registration.

2.1 S-8 Registration Statement.

(a) As soon as practicable after the Filing Date, the Company shall prepare and file with the Commission, and in accordance with the Securities Act and all applicable regulations promulgated thereunder, an S-8 Registration Statement covering the resale of all of the Registrable Securities. The S-8 Registration Statement required hereunder shall contain a reoffer prospectus as defined in the General Instructions to such form.

(b) Notwithstanding the foregoing obligations, if, on advice from the Company’s counsel that an S-8 Registration Statement is not then available for the resale of the Registrable Securities, the Company shall not be obligated to file such Registration Statement, or if so filed, the Company shall have the right to withdraw such Registration Statement, in each case until such time as counsel to the Company advises the Company that such Registration Statement is so available.

2.2 “Piggy Back” Registration. If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its common stock (other than a registration relating solely to the sale of securities to participants in a Company employee benefits plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares), it shall send to Holder written notice of such determination and, if within ten (10) business days after receipt of such notice, Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all of the Registrable Shares that Holder requests to be registered, except that if, in connection with any offering involving an underwriting of common stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of common stock included in any such registration statement because, in such underwriter’s judgment, such limitation is necessary based on market conditions, the Company shall be obligated to include in such registration statement, with respect to the requesting Holder, only an amount of Registrable Shares equal to the product of (i) the total number of shares of Common Stock to be included in such registration statement after (x) the underwriter’s cut back, if any, (y) any securities which have Prior Registration Rights and (z) securities offered by the Company for its own account, and (ii) Holder’s Ownership Percentage. If Holder disapproves of the terms of such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Notwithstanding the foregoing, in the event that the Company, in its reasonable judgment, concludes that the number of shares otherwise to be included in the Registration Statement exceeds the number of shares allowable pursuant to Rule 145, the right of Holder hereunder shall be subordinate to any Prior Registration Rights. In addition, except in connection with a registration statement for an underwritten offering, the rights set forth in this Section 2.2 shall not apply during any period that an S-8 Registration is available to cover the resale of the Registrable Securities.

3. Registration Procedures.

In connection with the Company’s registration obligations pursuant to this Agreement, the Company shall:

(a) Not less than five trading days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to Holder copies of any disclosure relating to Holder, including but not limited to the Selling Stockholder and Plan of Distribution sections which sections shall be subject to the review of Holder. Prior to any filing relating to the Registration Statement pursuant to Section 2.2, Holder agrees to furnish to the Company a completed Questionnaire substantially in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) within five trading days of written request by the Company.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective for the period described in the Plan of Distribution set forth in the Registration Statement and cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (ii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably practicable, upon request, provide the Holders upon request true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder set forth in the Registration Statement as so amended or in such Prospectus as so supplemented; and (iv) take all other actions as may be reasonably necessary or appropriate in furtherance of the matters required by this Section 3(b).

(c) Notify Holder as promptly as reasonably practicable following the day (i) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Promptly deliver to Holder, without charge and upon request, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by Holder. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c) until the Company has delivered the Advice and either the supplemented prospectus or the amended Registration Statement as contemplated by Section 6(c).

(f) Prior to any resale of Registrable Securities by the Holder, use its commercially reasonable efforts to register or qualify or cooperate with the Holder in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep the Registration or qualification (or exemption therefrom) effective during the distribution period described in the Registration Statement and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement, provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g) If requested by the Holder, cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by any applicable purchase agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(h) Upon the occurrence of any event contemplated by Section 3(c)(iv), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i) Comply with all applicable rules and regulations of the Commission.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of Holder.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Holder, the officers, directors, agents, managers, members, partners, shareholders and employees of Holder, each Person who controls Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding Holder furnished in writing to the Company by Holder expressly for use therein, or to the extent that such information relates to Holder or Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c), the use by Holder of an outdated or defective Prospectus after the Company has notified Holder in writing that the Prospectus is outdated or defective. The Company shall notify Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holder. Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (i) Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case (A) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (B) to the extent that (x) such untrue statements or omissions are based solely upon information regarding Holder furnished in writing to the Company by such Holder expressly for use therein, or (C) to the extent that such information relates to Holder or Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Holder expressly for use in the Registration Statement (it being understood that Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (y) in the case of an occurrence of an event of the type specified in Section 3(c), the use by Holder of an outdated or defective Prospectus after the Company has notified Holder in writing that the Prospectus is outdated or defective; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holder. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Rights and Obligations of Holder and the Company.

(a) Remedies. In the event of a breach by the Company or by Holder of any of their obligations under Sections 2 and 3 of this Agreement, Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement will be entitled to specific performance of its rights under this Agreement. The parties agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Compliance. Holder covenants and agrees that he will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Discontinued Disposition. Holder agrees by his acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.

7. Right of Co-Sale.

(a) In the event that SMCP or any member thereof, on the one hand, or Holder, on the other hand, (each, a “Section 7 Offeree”) receives a bona fide arms length offer (the “Section 7 Offer”) from a Person (the “Section 7 Offeror”) to acquire any shares of Common Stock (the “Shares”) owned by such Section 7 Offeree for a specified price payable in cash or otherwise and on specified terms and conditions, such Section 7 Offeree shall promptly forward a notice (the “Section 7 Notice”) complying with Section 7(b) to the other party (the “Notified Party”). Subject to Section 7(c) and (d), such Section 7 Offeree shall not Transfer any Shares to the Section 7 Offeror unless the terms of the Section 7 Offer are extended to the Notified Party with respect to its Proportionate Percentage of Common Stock to which the Section 7 Offer relates, whereupon the Notified Party shall be entitled to Transfer to the Section 7 Offeror pursuant to the Section 7 Offer such other party’s Proportionate Percentage of Common Stock to which the Section 7 Offer relates.

(b) The Section 7 Notice shall set forth (i) the number of Shares to which the Section 7 Offer relates and the name of the Section 7 Offeree, (ii) the name and address of the Section 7 Offeror, (iii) the proposed amount and type of consideration including, if the consideration consists in whole or in part of non-cash consideration, such information available to such Section 7 Offeree as may be reasonably necessary for the Notified Party to properly analyze the economic value and investment risk of such non-cash consideration and the terms and conditions of payment offered by the Section 7 Offeror, and (iv) that the Section 7 Offeror has been informed of the co-sale rights provided for in this Section 7 and has agreed to purchase Shares in accordance with the terms of this Section 7.

(c) The provisions of this Section 7 shall not apply to any sale by a Section 7 Offeree in a brokers’ transaction (as such term is defined in Rule 144), pursuant to an effective resale registration statement, in connection with the transfer to any affiliate of such Section 7 Offeree, in connection with a bona fide gift, for compensation purposes, or pursuant to any hedging or similar transaction, provided, however, any affiliate transferee or donee shall be subject to the provisions of this Section 7.

(d) The obligations of SMCP and its members pursuant to this Section 7 shall apply only to sales of at least 5,625,000 Shares in one transaction or series of related transactions, and the obligations of Holder pursuant to this Section 7 shall apply to sales of at least 8,500,000 Shares. The covenants set forth in this Section 7 shall terminate and be of no further force or effect at such time as (a) in the case of SMCP and its members, the aggregate number of Shares owed is less than 5,625,000, and (b) in the case of Holder, the aggregate number of Shares (including Shares issuable upon the exercise of Warrants which have not been forfeited) is less than 8,500,000.

8. Board Observer Right.

Holder shall have the right to designate one person as an observer to Company’s board of directors which person shall be either Mark Burnett or Conrad Riggs. The Company shall provide such designee with as much advance notice as reasonably practicable as to the time and place of board meetings. Holder shall be responsible for all costs and expenses related to such designee’s observer status. Such designee shall be subject to the Company’s Insider Trading Policy with respect to any securities beneficially owned by such designee.

9. Sale Restrictions.

9.1 Lock-up. During the period beginning on the date hereof and ending April 3, 2008 (the “Lock-up Period”), Holder will not sell, transfer, assign, pledge or hypothecate any Warrants or Warrant Shares (the “Covered Securities”), unless it is to a Permitted Transferee that agrees to be subject to the terms and conditions of this Section. In addition, during the Lock-Up Period, the Covered Securities shall not be the subject of any hedging, short sale, derivative, put, or call transactions that would result in the effective economic disposition of the Covered Securities by any person. The obligations of the Holder that are contained in herein also apply (i) to all Covered Securities that Holder may receive as a stock dividend or other distribution on the Covered Securities and (ii) to all other securities of the Company that Holder may receive in a recapitalization or similar transaction in exchange for Covered Securities acquired by Holder. The Company represents and warrants to the Holder that 24,250,000 shares of Common Stock of the Company (identified on Schedule A to the Subscription Agreement) are subject to the restrictions set forth in this Section 9.1 and that such restrictions may not be waived without the consent of Hunter World Markets, Inc.

9.2 Leakage. In addition to the provisions of Section 9.1, during any period that a Registration Statement pursuant to Section 2.1 that includes the Registrable Securities is effective and available (and not unavailable due to any factors mentioned in Section 3(c)), Holder shall not sell (a) any Warrant Shares in excess of the amount permitted under Rule 144(e) whether such Rule is then applicable to such sales, (b) in any trading day, Warrant Shares in excess of 20% of the volume of trading of the Company’s securities during such day, and (c) any Warrant Shares during the last three trading days of any month. The provisions of this Section 9.2 shall not apply to (i) private sales of the Warrant Shares (including sales in connection with cosale rights or in connection with a Change of Control), (ii) sales in connection with an underwritten offering or (iii) transfers to Permitted Transferees provided that any such Person agrees to be bound by the provisions of this Section. Notwithstanding the foregoing, the provisions set forth in this Section 9.2 shall expire once the Holder beneficially owns less than 4,000,000 Shares (adjusted for any stock splits, recapitalizations or similar events).

10. Miscellaneous.

(a) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder to its Permitted Transferees.

(b) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(c) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be with the internal laws of the State of California, without giving effect to the principles of conflicts of law. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any California federal court sitting in the City of Los Angeles.

(d) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(e) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Term.

(a) The obligations of the Company pursuant to Sections 2 and 3 hereunder shall extend until all the Registrable Securities have been sold or may be sold without regard to the volume restrictions of Rule 144.

(b) This Agreement shall terminate and be of no further force and effect if a License Agreement is not entered into within the one-year period following the date hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

PRO ELITE, INC. By: ________________________________ Name: Douglas DeLuca Title: Chief Executive Officer By: ________________________________ Name: Mark Burnett

SANTA MONICA CAPITAL PARTNERS II, LLC By: Santa Monica Capital, LLC By: _____________________________ Name: David Marshall Title: Manager

DAVID MARSHALL, as to Section 7 only ____________________________________

KURT BRENDLINGER, as to Section 7 only ____________________________________

ERIC PULIER, as to Section 7 only ____________________________________

ANNEX A

PLAN OF DISTRIBUTION

The Selling Stockholders (the “Selling Stockholders”) of the common stock (“Common Stock”) of Pro Elite, Inc., a New Jersey corporation (the “Company”) and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the date of this prospectus;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

In connection with the sale of our common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus, which qualify for sale pursuant to Rule 144 under the Securities Act, may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

ANNEX B

Pro Elite, Inc.

SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial owner of common stock, (the “Common Stock”), of Pro Elite, Inc., a New Jersey corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form SB-2 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Investor Rights Agreement, dated as of June 15, 2007 (the “Investor Rights Agreement”), among the Company and the holder named therein. A copy of the Investor Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Investor Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

QUESTIONNAIRE

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.
Address for Notices to Selling Securityholder:

Telephone:__________________________________________________

Fax:________________________________________________________

Contact Person:_______________________________________________

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes	☐	No	☐

Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

	(b)	Are you an affiliate of a broker-dealer?

		Yes	☐	No	☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

		Yes	☐	No	☐

5.		Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

	(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.		Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years. State any exceptions here:

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ________________	Beneficial Owner ________________________________ By:__________________________________ Name:_____________________________ Title:______________________________

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: